UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2001

                            MARICULTURE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


         Florida                        000-31521               65-0677315
-------------------------------      -----------------     ---------------------
(State or other jurisdiction         (Commission            (IRS Employer
   of incorporation)                     file number)        Identification No.)


P.O. Box 968
Lake Stevens, Washington                                           98258
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (425) 397-0409



                                       N/A
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          (Former name or former address, if changes since last report)


Copy of Communications to:

                               Mintmire & Associates
                               265 Sunrise Avenue, Suite 204
                               Palm Beach, FL 33480
                               Phone:(561) 832-5696
                               Facsimile:(561) 659-5371

         The purpose of this current report on Form 8-K is to change the Registrant's Certifying Accountant.

ITEM 4(a).  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On February 23, 2001 Moss Adams LLP notified the Company that they were resigning as the Company's independent auditors. The stated reasons were that the firm's workload was such that the firm could no longer meet the time deadlines imposed by the Company and the Commission.

         Audited statements prepared by Moss Adams LLP contained a going concern qualification but such financial statements did not contain any adjustment for uncertainties stated therein.

         During the Registrant's most recent fiscal year and during any subsequent interim period preceding the date of resignation, the Company has had no disagreements with Moss Adams LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         No accountant's report on the financial statements for the past year contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

         On February 23, 2001 the Company provided Moss Adams LLP with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed. On February 23, 2001, the Company received a letter from Moss Adams LLP that it agreed with the statements contained herein.

Item 4(b). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On February 23, 2001, the Company engaged the firm of Grant Thornton LLP of 701 Pike Street, Seattle, WA 98101-2310 as the Company's independent auditors. Such appointment was accepted by James D. Young, Managing Partner. Prior to such engagement, the Company had not consulted Grant Thornton LLP on any prior matters, including any matters relative to the application of accounting principles or any subject of disagreement with Moss Adams LLP.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

Item 1.           Index to Exhibits

Exhibit No.     Description
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
3.(i).1  [1]      Articles of Incorporation of Mariculture Systems, Inc. filed July 8, 1996.

3.(ii).1 [1]      Bylaws of Mariculture Systems, Inc.

4.1      [1]      Promissory Note in the amount of $18,000 bearing 10% interest in favor of
                  William Evans dated April 1996.

4.2      [1]      Form of Private Placement Offering of 1,200,000 common shares at $0.01 per share.

4.3      [1]      Promissory Note in the amount of $10,000 bearing 10% interest in favor of William
                  Evans dated January 1997.

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



4.4      [1]      Promissory Note in the amount of $22,000 bearing 10% interest in favor of William
                  Evans dated April 1997.

4.5      [1]      Form of Private Placement Offering of 985,000 common shares at $1.00 per share.

4.6      [1]      Promissory Note in the amount of $14,400 bearing 12% interest in favor of Elaine
                  Meilahn dated March 2000.

4.7      [1]      Promissory Note in the amount of $21,970 bearing 12% interest in favor of David
                  Meilahn dated March 2000.

4.8      [1]      Promissory Note in the amount of $10,600 bearing 12% interest in favor of Elaine
                  Meilahn dated August 2000.

4.9      [2]      Promissory Note in the amount of $5,000 bearing 12% interest in favor of
                  Elaine Meilahn dated December 1, 2000.

10.1     [1]      Share Exchange Agreement dated August 1996.

10.2     [1]      Agreement with Corporate Imaging dated July 1997.

10.3     [1]      Agreement with Stephen Jaeb dated August 1997.

10.4     [1]      Agreement with Reinforced Tank Products, Inc. dated April 1998.

10.5     [1]      License Agreement with David Meilahn dated December 1998.

10.6     [1]      Agreement with Sanford Tager dated September 1999.

10.7     [1]      Employment Agreement with Rich Luce dated September 2000.

10.8     [2]      Consulting Agreement with Websters' Inc. Dated December 1, 2000.

16.1     *        Letter on change of certifying accountant pursuant to Regulation SK, Section
                  304(a)(3)2.

16.2     *        Letter from Moss Adams LLP
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

[1]      Incorporated   herein  by  reference  to  the  Company's   Registration
         Statement on Form 10SB filed September 13, 2000.

[2] Incorporated herein by reference to the Company's amended Registration Statement on Form 10SB filed December 21, 2000.

(*  Filed herewith)

(b) No other reports on Form 8-K have been filed by the Company to date.





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






                                   SIGNATURES



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               MARICULTURE SYSTEMS, INC.
                                     (Registrant)




Date: February 23, 2001    BY:  /s/ David E. Meilahn
                           -------------------------------
                              David E. Meilahn, President, Secretary,
                                                Treasurer, Chairman

                           BY: /s/ Richard Luce
                           -------------------------------
                              Richard Luce, Vice President

                           BY: /s/ Robert Janeczko
                           -------------------------------
                              Robert Janeczko, Director

                           BY: /s/ Don Jonas
                           ------------------------------
                              Don Jonas, Director




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